Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2085

All Cap Core Strategy 2020-4

Mid Cap Core Strategy 2020-4

Supplement to the Prospectus

As of October 19, 2020, pursuant to its plans to implement a holding company formation, Aaron’s, Inc. (ticker: AAN) has merged with Aaron’s Holdings Company, Inc. (the “Holding Company”). The surviving entity’s shares now trade under the name of the Holding Company. The ticker symbol will remain the same. As a result, effective immediately, all references to Aaron’s, Inc. in each Portfolio’s prospectus are replaced with Aaron’s Holdings Company, Inc.

Supplement Dated: October 19, 2020